SSgA Tuckerman Active REIT Fund—Institutional Class

SUMMARY PROSPECTUS—DECEMBER 14, 2011, AS SUPPLEMENTED DECEMBER 5, 2012	TICKER SYMBOL: SSREX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You may find the fund’s prospectus and other information about the fund online at:

http://www.ssgafunds.com/product/fund.seam?ticker=SSREX

You also may get this information at no cost by calling (800) 997-7327 or by sending an e-mail request to fund_inquiry@ssgafunds.com. The fund’s current prospectus and statement of additional information are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

SSgA Tuckerman Active REIT Fund seeks to provide income and capital growth by investing primarily in publicly traded securities issued by real estate investment trusts.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses	0.36%
Total Annual Fund Operating Expenses	1.26%
Less Fee Waivers and/or Expense Reimbursements	(0.26)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.00%*

*	The fund’s investment advisor is contractually obligated until December 31, 2012 to waive its management fee and to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 1.00% of average daily net assets on an annual basis.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$102	$374	$667	$1,501

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

SSgA Tuckerman Active REIT Fund invests at least 80% of its net assets (plus borrowings, if any) in real estate investment trusts, or REITs. The fund is non-diversified, that is, compared with other funds, the fund may invest a greater percentage of its assets in a particular issuer. The fund attempts to meet its objective through the active selection of REITs, primarily from those securities in the Dow Jones U.S. Select REIT® Index, and across different industry types and regions based on the fundamental research of the fund’s investment subadvisor. The fund invests with a relatively long-term horizon.

In addition to REIT securities, the fund may invest up to 20% of its assets in non-REIT real estate securities, as well as equity and fixed income securities of non-real estate companies. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not

SSgA Tuckerman Active REIT Fund—Institutional Class

SUMMARY PROSPECTUS—DECEMBER 14, 2011, AS SUPPLEMENTED DECEMBER 5, 2012	TICKER SYMBOL: SSREX

insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this fund may involve more risks, and consequently, the fund may have a more volatile share price than a fund investing primarily in a diversified portfolio of equity securities of large, established U.S. corporations.

•	Risks Common to Funds Investing Principally in Equity Securities.

•

Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•

Non-Diversified Investments. To the extent the fund’s investments are weighted heavily in the securities of one or a few issuers, developments affecting those issuers are likely to have a greater impact on the fund’s share price.

•

Real Estate Securities. The fund’s investments in companies that hold or manage real estate, including REITs, are subject to many of the risks associated with direct ownership of real estate, and may be affected by changes in general and local economic conditions and lack of diversification.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2001-2010)	Lowest Quarterly Results (2001-2010)	Year-to- Date Ended
September 30, 2009: 30.54%	December 31, 2008: (41.84)%	September 30, 2011: (5.42)%

Average Annual Total Returns

For the Periods Ending December 31, 2010:

SSgA Tuckerman Active REIT Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	25.11%	0.56%	9.24%
Return After Taxes on Distributions	24.11%	(1.45)%	7.19%
Return After Taxes on Distributions and Sale of Fund Shares	16.25%	0.05%	7.35%
Dow Jones U.S. Select REIT® Index	28.60%	2.42%	10.47%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

SSgA Tuckerman Active REIT Fund—Institutional Class

SUMMARY PROSPECTUS—DECEMBER 14, 2011, AS SUPPLEMENTED DECEMBER 5, 2012	TICKER SYMBOL: SSREX

INVESTMENT ADVISOR

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

Currently, The Tuckerman Group, LLC (“Tuckerman”) serves as the sub-adviser of the SSgA Tuckerman Active REIT Fund (the “Fund”) and in that capacity is responsible for the day-to-day management of the portfolio of the Fund. Amos J. Rogers, III and Sophia Banar serve as portfolio managers of the fund. They have managed the fund since 2003 and 2007, respectively.

At a meeting of the Board of Trustees of the SSgA Funds (the “Board”) held on December 4, 2012, the Board determined to appoint CBRE Clarion Securities LLC (“CBRE Clarion”) to replace The Tuckerman Group LLC as the sub-advisor to the Fund effective January 1, 2013, pursuant to an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between SSgA Funds Management, Inc., the current advisor for the Fund (the “Advisor”), and CBRE Clarion. Effective with the appointment of CBRE Clarion on January 1, 2013 the name of the Fund will be changed to the “SSgA Clarion Real Estate Fund.”

The Interim Sub-Advisory Agreement will remain in effect for a limited duration pending shareholder approval of a new subadvisory agreement (the “New Sub-Advisory Agreement”) between the Advisor and CBRE Clarion. A Proxy Statement detailing the proposal to enter into the New Sub-Advisory Agreement with CBRE Clarion is expected to be made available on the internet to shareholders on or about December 21, 2012, and a shareholder meeting is scheduled to be held on or about February 1, 2013 to consider the New Sub-Advisory Agreement.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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